UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Grayscale Horizen Trust (ZEN)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56435	83-6217411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Horizen Trust (ZEN) Shares	HZEN	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

CoinDesk Indices, Inc. (the “Reference Rate Provider”) announced a change to the Constituent Exchanges used to derive the Reference Rate Price for Grayscale Horizen Trust (ZEN) (the “Trust”). Effective June 16, 2023, the Reference Rate Provider removed Binance.US from the CoinDesk Horizen Reference Rate (the “Reference Rate”) due to Binance.US’s announcement that the exchange is suspending U.S. dollar (“USD”) deposits and withdrawals and plans to delist its USD trading pairs, and did not add any Constituent Exchanges as part of its review. As a result of this removal, there were no longer sufficient Constituent Exchanges for the Reference Rate Provider to continue producing the Reference Rate pursuant to the Constituent Exchange selection methodology described in “Item 1. Business—Overview of the ZEN Industry and Market—ZEN Value—The Reference Rate and the Reference Rate Price—Constituent Exchange Selection” in the Trust’s Annual Report on Form 10-K for the year ended September 30, 2022, as filed with the Securities and Exchange Commission on November 21, 2022 (the “Annual Report”).

If the Reference Rate becomes unavailable, the Sponsor employs an alternative method to determine the Reference Rate Price under the cascading set of rules set forth in “Item 1. Business—Overview of the ZEN Industry and Market—ZEN Value—The Reference Rate and the Reference Rate Price—Determination of the Reference Rate Price When Reference Rate Price is Unavailable” in the Trust’s Annual Report. Accordingly, the Sponsor will determine the Reference Rate by reference to the price set by the Coin Metrics Real-Time Rate.

In addition, the Sponsor may, in its sole discretion, select a different reference rate provider, select a different reference rate provided by the Reference Rate Provider, or calculate the Reference Rate Price by using the cascading set of rules or change the cascading set of rules mentioned above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Horizen Trust (ZEN)

Date:	June 23, 2023	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer